UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2010

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 26, 2010, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of $250,000,000 aggregate principal amount of 3.625% Notes due August 1, 2020 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-167886) filed on June 30, 2010.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. A form of the Notes is attached hereto as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement dated July 26, 2010

Exhibit 4.1	Form of 3.625% Notes due August 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: July 29, 2010	By:	/s/ John W. Wesley
John W. Wesley
Vice President and Secretary

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement dated July 26, 2010

Exhibit 4.1	Form of 3.625% Notes due August 1, 2020